                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 6, 1997
                                                        ---------------

                        UNITED STATES FILTER CORPORATION
                           ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                  1-10728                   33-0266015
  ---------------------      ---------------------      ---------------------
     (STATE OR OTHER       (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     JURISDICTION OF                                    IDENTIFICATION NO.)
      INCORPORATION)

               40-004 COOK STREET, PALM DESERT, CALIFORNIA 92211
--------------------------------------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (619) 340-0098



                              Page 1 of 8 pages.

                       Exhibit Index begins on page 8.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

  On January 6, 1997, United States Filter Corporation (the "Company") acquired the businesses of the Process Equipment Division ("PED") of United Utilities Plc ("UU") for approximately $160 million in cash and 1,320,312 shares of Common Stock of the Company, par value $0.01 ("Common Stock"), subject to possible post-closing adjustment (the "Purchase Price"). PED is a leading manufacturer and distributor of water and wastewater treatment equipment primarily to the municipal market. The acquisition was completed pursuant to the Agreement dated as of October 7, 1996 by and between the Company and UU. The Purchase Price was determined by arm's-length negotiations between representatives of the Company and UU. The Company expects to continue PED's historic business.

  The funds used to pay the cash portion of the Purchase Price were obtained through proceeds from underwritten public offerings of 12,650,000 shares of Common Stock and $414,000,000 principal amount of 4 1/2% Convertible Subordinated Notes due 2001 (the "Offerings"). The Offerings were consummated on December 17, 1996.

ITEM 7. FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

  As previously reported on a Current Report on Form 8-K dated December 2,
1996, the Company completed on such date the acquisition of certain businesses and assets comprising the Water Systems and Manufacturing Group of Wheelabrator Technologies Inc. As previously reported on a Current Report on Form 8-K dated October 28, 1996, the Company completed on such date the acquisition of WaterPro Supplies Corporation. In addition, on October 25, 1996, the Company completed the acquisition of The Utility Supply Group, Inc. ("USG"). The Pro Forma Financial Information referred to below gives effect to such recent and pending acquisitions, in addition to the acquisition of PED reported herein.

(a) Financial Statements of Businesses Acquired:

    -- United Utilities Plc Process Division--Statement of United Utilities Plc
       Directors' Responsibilities
    -- Auditors' Report to the Board of Directors of United Utilities Plc
    -- Profit and Loss Account for the Years Ended 31 March 1995 and 1996 and
       the Six Months Ended 30 September 1995 and 1996 (unaudited)
    -- Balance Sheets as of 31 March 1995 and 1996 and 30 September 1996
       (unaudited)
    -- Cash Flow Statement for the Year Ended 31 March 1996 and the Six Months
       Ended 30 September 1995 and 1996 (unaudited)

    (The foregoing financial statements were previously filed in the Company's Current Report on Form 8-K dated October 28, 1996 (as amended on Form 8-K/A dated December 19, 1996), except the Profit and Loss Account for the Six Months Ended 30 September 1995 and 1996, the Balance Sheet as of 30 September 1996 and the Cash Flow Statement for the Six Months Ended 30 September 1995 and 1996, which are filed herewith)

(b) Pro Forma Financial Information:

    -- Unaudited Pro Forma Combined Financial Information
    -- Unaudited Pro Forma Combined Balance Sheet as of September 30, 1996
    -- Unaudited Pro Forma Combined Statement of Operations for the Fiscal Year
       Ended March 31, 1996 and the Six Months Ended September 30, 1996
    -- Notes to Unaudited Pro Forma Combined Financial Information

    (The foregoing Pro Forma Financial Information was previously filed in the Company's Current Report on Form 8-K dated October 28, 1996 (as amended on Form 8-K/A dated December 19, 1996))

(c) Exhibits. The following exhibits are filed herewith or incorporated by reference herein:

 EXHIBIT NO. DESCRIPTION
 ----------- -----------
     2.1     Agreement, dated October 7, 1996, between United Utilities Plc and certain of its subsidiaries and United States Filter
             Corporation (incorporated by reference to Exhibit 2.2 to Form 8-K dated October 28, 1996 (File No. 1-10728))
     2.2     Price Guarantee Agreement, dated January 6, 1997, by and
             between United Utilities Plc and United States Filter Corporation

                     UNITED UTILITIES PLC PROCESS DIVISION

                            PROFIT AND LOSS ACCOUNT

                                                US $
                                             UNAUDITED
                                           6 MONTHS ENDED
                                      ------------------------
                                      30 SEPTEMBER 30 SEPTEMBER
                                          1996         1995
                                      -----------  ------------
                                         $000         $000
Turnover..................             130,407      119,309
Cost of sales.............             (92,728)     (85,230)
                                       -------      -------
Gross profit..............              37,679       34,079
Net operating costs and
 administrative expenses..             (32,460)     (32,166)
Business restructuring....                 --           --
                                       -------      -------
Operating (loss)/profit...               5,219        1,913
Profit on disposal of
 fixed assets.............                 --           --
                                       -------      -------
(Loss)/profit on ordinary
 activities...............               5,219        1,913
Net interest..............              (9,469)      (9,788)
                                       -------      -------
Loss on ordinary
 activities before
 taxation.................              (4,250)      (7,875)
Taxation on loss on
 ordinary activities......                 309         (570)
                                       -------      -------
Loss on ordinary
 activities after
 taxation.................              (3,941)      (8,445)
Dividends.................             (18,038)         --
                                       -------      -------
Retained loss for the
 financial year/period....             (21,979)      (8,445)
                                       =======      =======


The above results all arise from continuing activities.

There is no difference between the loss on ordinary activities before taxation and the retained loss for the period stated above, and their historical cost equivalents.

There are no recognised gains or losses other than those included in the results above and therefore no separate statement of total recognised gains and losses has been presented.

                     UNITED UTILITIES PLC PROCESS DIVISION

                                 BALANCE SHEETS

                                                         US $
                                                      UNAUDITED
                                                    ------------
                                                    30 SEPTEMBER
                                                        1996
                                                    ------------
                                                        $000
Fixed assets
 Tangible assets...............................         39,114
 Investments...................................          1,557
 Intangible assets.............................          1,242
                                                      --------
                                                        41,913
                                                      --------
Current assets
 Stocks........................................         51,127
 Debtors.......................................        166,042
 Cash at bank and in hand......................          3,329
                                                      --------
                                                       220,498
Creditors: (amounts falling due within
 one year).....................................       (205,923)
                                                      --------
Net current assets.............................         14,575
                                                      --------
Total assets less current liabilities..........         56,488
Creditors: (amounts falling due after
 more than one year)...........................       (234,454)
Provisions for liabilities and charges.........        (28,731)
                                                      --------
Net liabilities................................       (206,697)
                                                      ========
Capital and reserves
 Aggregated called up share capital............          4,309
 Share premium account.........................         12,502
 Capital redemption reserve....................            357
 Revaluation reserve...........................          7,729
 Profit and loss account.......................       (231,594)
                                                      --------
 Shareholders' funds...........................       (206,697)
                                                      ========

                     UNITED UTILITIES PLC PROCESS DIVISION

                              CASH FLOW STATEMENT

                                                      US $ UNAUDITED
                                                     SIX MONTHS ENDED
                                                -------------------------
                                                30 SEPTEMBER 30 SEPTEMBER
                                                    1996         1995
                                                ------------ ------------
                                                    $000         $000
Net cash (outflow) inflow from
 operating activities.....................         16,102      (11,545)
                                                  -------      -------
Returns on investments and
 servicing of finance.....................
  Interest received.......................            422          460
  Interest paid...........................         (2,609)      (2,132)
                                                  -------      -------
Net cash outflow from returns on
 investments and servicing of
 finance..................................         (2,187)       (1,672)
                                                  -------      -------
Taxation..................................
  Corporation tax paid....................           (125)        (660)
                                                  -------      -------
Cash (outflow) inflow from
 operations after tax.....................         13,790      (13,877)
                                                  -------      -------
Investing activities......................
  Purchase of tangible fixed
   assets.................................         (5,141)      (2,515)
  Expenditure on capitalized
   development costs......................             (8)        (230)
  Receipts from sales of tangible
   fixed assets...........................             12          100
                                                  -------      -------
Net cash outflow from investing
 activities...............................         (5,137)      (2,645)
                                                  -------      -------
Increase (decrease) in cash and
 cash equivalents.........................          8,653      (16,522)
                                                  =======      =======

                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITED STATES FILTER CORPORATION

                                          By:/s/ Kevin L. Spence
                                            ---------------------------------
                                            Kevin L. Spence
                                            Vice President and Chief
                                            Financial Officer

Date: January 21, 1997

                                 EXHIBIT INDEX

                                                                    SEQUENTIAL
 EXHIBIT                        DESCRIPTION                          PAGE NO.
 -------                        -----------                         ----------
     2.1     Agreement, dated October 7, 1996, between United
             Utilities Plc and certain of its subsidiaries and
             United States Filter Corporation (incorporated by
             reference to Exhibit 2.2 to Form 8-K dated October
             28, 1996 (File No. 1-10728))
     2.2     Price Guarantee Agreement, dated January 6, 1997,
             by and between United Utilities Plc and United States
             Filter Corporation